                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 21, 1997



                      PHYSICIANS CLINICAL LABORATORY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    0-20678                    68-0280528
     (State or other             (Commission                (IRS Employer
     jurisdiction of              File Number)             Identification No.)
     incorporation)


           2495 NATOMAS PARK DRIVE, SACRAMENTO, CALIFORNIA        95833
            (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (916) 648-3500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

        The Registrant, whose third fiscal quarter ended November 30, 1996, filed a Form 12b-25 Notification of Late Filing on January 15, 1997 with respect to the Registrant's inability to timely file its Quarterly Report on Form 10-Q within the prescribed time period. The Registrant is not able to file its Quarterly Report on Form 10-Q for the quarterly period ended November 30, 1996 on January 21, 1996, as previously anticipated. The Registrant continues to work diligently to finalize such Quarterly Report, and will file such Quarterly Report as promptly as possible.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        PHYSICIANS CLINICAL LABORATORY, INC.



                                        By:  /s/  RICHARD M. BROOKS
                                           --------------------------------
                                           Richard M. Brooks
                                           Senior Vice President and
                                             Chief Financial Officer



Dated:  January 21, 1997









                                       3